Exhibit 99.1

Worksport ($WKSP) Corporate Update: Record Margins, Strategic Expansion, Imminent Product Launch

Q3 revenue on record pace; SOLIS & COR to launch late Q4; Terravis pursuing validation and global partnerships

West Seneca, New York, September 23, 2025 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today provided a comprehensive corporate update for September 2025, highlighting strong revenue growth, expanding margins, and progress across its flagship SOLIS, COR, and Terravis product lines.

1. The Company is excited to report that Q3 2025 is pacing to be another record quarter, with gross margins exceeding 30% and expected to climb further as production scales.

This follows an 83% sequential revenue increase reported in Q2 2025 and sets the stage for continued momentum as Worksport advances toward profitability.

“Our growth is accelerating every single month,” said Steven Rossi, Chief Executive Officer (CEO) of Worksport. “Margins are strengthening, sales are growing, and the upcoming launch of our COR & SOLIS clean-tech products will introduce Worksport to entirely new multi-billion-dollar markets. We are building a foundation not just for near-term growth, but for long-term leadership in clean energy and automotive innovation.”

2. The Company is announcing that the highly anticipated SOLIS Solar Tonneau Cover and COR Portable Energy System remain on schedule for commercial launch in late Q4 2025, in time for Holiday sales. Initial shipments are expected to fulfill existing pre-orders before opening a new round of consumer pre-orders.

Worksport CEO recently demonstrated the products’ performance:

●	COR powered a large industrial fan under 120°F conditions, showcasing its reliability in extreme environments.
●	SOLIS generated more power than the fan consumed, replenishing the COR battery faster than it discharged—underscoring the system’s potential as a true clean energy nano-grid.

The Company is projecting $2-3 million in potential revenue from SOLIS and COR in 2025, with 2026 expected to see 8-figure growth potential as sales expand across both business-to-consumer (B2C) and business-to-business (B2B) channels.

3. Worksport management is exploring strategic distribution facility expansions within the Southeast and West Coast of the U.S, to support its rapidly expanding B2C business. These facilities are expected to lower shipping times and costs, further enhancing customer experience while driving efficiencies at scale. Worksport believes this model will be a successful pilot for increased e-commerce sales and scale.

4. Worksport subsidiary Terravis Energy continues to make significant strides in advancing its AetherLux ZeroFrost Heat Pump program. The product continues to see expanding market opportunities:

●	Ongoing discussions are underway with multi-billion-dollar corporations and government officials.
●	Third-party validation programs are being initiated to further prove the heat pump system’s general performance superiority, along with performance in extreme climates.
●	The roadmap includes finalizing a manufacturing partner, pursuing certifications, and advancing to launch, anticipated in mid-2026.

Management also emphasized that potential licensing opportunities remain under consideration, highlighting the broad technological and commercial reach of ZeroFrost technology.

“Our story is one of acceleration and execution,” Rossi added. “We’re seeing record sales, record margins, and transformative product launches right around the corner. With Terravis attracting global attention and SOLIS & COR heading to market, we believe Worksport is on the verge of a breakout.”

For further information:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

Join: Worksport’s Newsletter

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com.

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The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

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